United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:  May 31, 2018

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments

On May 31, 2018, the Board of Directors of Franklin Financial Services Corporation (the “Corporation”) reported that its bank subsidiary, Farmers and Merchants Trust Company of Chambersburg (the “Bank”) determined that it expects to recognize an impairment charge between $10.0 million and $11.5 million during the second quarter of 2018 on an aggregate loan participation interest of $14.4 million. The non-cash impairment charge relates to a loan participation interest by the Bank. The Bank is not the lead lender. The loan participation interest represents the Bank’s portion of loans to a single, large commercial lending relationship with the lead lender. The Bank was notified by the lead lender, another Pennsylvania bank, that the loan relationship had become impaired due to fraudulent activities believed to be perpetrated by one or more executives employed by the borrower.

After careful evaluation of the relationship and collateral, and on the basis of information currently available to the Bank, it concluded that the impairment charge was required under generally accepted accounting principles. The Corporation currently estimates that net income will be reduced by an amount between $7.9 million and $9.1 million, or $1.80 to $2.08 per diluted share, due to the impairment charge. The Corporation has been informed that the lead lender is working with the borrower to preserve and recover assets but is unable to quantify the amount of recoveries at this time in excess of what is reflected in the current loss estimate or if further charges will be incurred. In addition, the Corporation currently expects an indeterminate amount of expenses in connection with the preservation and recovery of assets. The impairment charge is not expected to effect the Corporation’s or the Bank’s status as a “well-capitalized” institution.

Forward-Looking Statements

Certain of the statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning and protections of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “plan”, “point to”, “project”, “could”, “intend”, “target”, and other similar words and expressions of the future. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors, including, without limitation, those risks and uncertainties detailed in the Corporation’s other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

Timothy G. Henry,  President and Chief Executive Officer

Dated:  May 31, 2018